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                                                                    Exhibit 99.2

                        MORTGAGE LOAN PURCHASE AGREEMENT



            This Mortgage Loan Purchase Agreement (this "AGREEMENT"), is dated and effective as of May 2, 2002, between Column Financial, Inc., a Delaware corporation ("Column"), as seller (in such capacity, together with its successors and permitted assigns hereunder, the "SELLER"), and Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation ("CSFB MORTGAGE SECURITIES"), as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the "PURCHASER").

                                    RECITALS

            Column desires to sell, assign, transfer, set over and otherwise convey to CSFB Mortgage Securities, without recourse, and CSFB Mortgage Securities desires to purchase, subject to the terms and conditions set forth herein, the multifamily and commercial mortgage loans (collectively, the "MORTGAGE LOANS") identified on the schedule annexed hereto as EXHIBIT A (the "MORTGAGE LOAN SCHEDULE"), as such schedule may be amended from time to time pursuant to the terms hereof.

            CSFB Mortgage Securities intends to create a trust (the "TRUST"), the primary assets of which will be a segregated pool of multifamily and commercial mortgage loans that includes the Mortgage Loans. Beneficial ownership of the assets of the Trust (such assets collectively, the "TRUST FUND") will be evidenced by a series of mortgage pass-through certificates (the "CERTIFICATES"). Certain classes of the Certificates will be rated by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. (together, the "RATING AGENCIES"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement dated as of May 13, 2002 (the "POOLING AND SERVICING AGREEMENT"), among CSFB Mortgage Securities as depositor, KeyCorp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage and ARCap Special Servicing, Inc., as master servicer and special servicer, respectively, of mortgage loans that are not residential cooperative mortgage loans, NCB, FSB and National Consumer Cooperative Bank, as master servicer and special servicer, respectively, of residential cooperative mortgage loans, and Wells Fargo Bank Minnesota, N.A., as trustee. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in SECTION 1 hereof). It is anticipated that CSFB Mortgage Securities will transfer the Mortgage Loans to the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

            CSFB Mortgage Securities intends to sell certain classes of the Certificates (collectively, the "PUBLICLY OFFERED CERTIFICATES") to Credit Suisse First Boston Corporation ("CSFB CORPORATION") and the other underwriters named in the Underwriting Agreement (as defined below) (collectively in such capacity, the "UNDERWRITERS"), pursuant to an underwriting agreement dated as of May 2, 2002 (the "UNDERWRITING AGREEMENT"), between CSFB Mortgage Securities and CSFB Corporation as representative of the Underwriters, and CSFB Mortgage Securities intends to sell certain classes of the remaining Certificates (the "PRIVATELY OFFERED CERTIFICATES") to CSFB Corporation, pursuant to a certificate purchase agreement dated as of May 2, 2002 (the "CERTIFICATE PURCHASE AGREEMENT"), between CSFB Mortgage Securities and the CSFB Corporation. The Publicly Offered Certificates are more fully described in a prospectus dated May 2, 2002 (the "BASIC PROSPECTUS"), and the supplement to the Basic Prospectus dated May 2, 2002 (the "PROSPECTUS SUPPLEMENT" and, together with the Basic Prospectus, the "PROSPECTUS"), as each may be amended or supplemented at any time hereafter. The Privately Offered Certificates are more fully described in a confidential offering circular dated May 2,

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2002 (the "CONFIDENTIAL OFFERING CIRCULAR"), as it may be amended or supplemented at any time hereafter.

            Column will indemnify CSFB Mortgage Securities, CSFB Corporation, the other Underwriters and certain related parties with respect to the disclosure regarding the Mortgage Loans contained in the Prospectus, the Confidential Offering Circular and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement dated as of May 2, 2002 (the "INDEMNIFICATION AGREEMENT"), among Column, CSFB Mortgage Securities and CSFB Corporation, both as a representative of the Underwriters and as initial purchaser of the Privately Offered Certificates.

            NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. AGREEMENT TO PURCHASE. The Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, and the Purchaser agrees to purchase from the Seller, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on May 16, 2002 or such other date as shall be mutually acceptable to the parties hereto (the "CLOSING DATE"). As of the close of business on the respective Due Dates for the Mortgage Loans in May 2002 (individually and collectively, the "CUT-OFF DATE"), the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans on or before the Cut-off Date, whether or not received, of $635,147,735, subject to a variance of plus or minus 5%. The consideration for the Mortgage Loans shall consist of cash in the amount specified in the Settlement Statement (as defined in SECTION 8 hereof), which cash amount includes accrued interest on the Mortgage Loans at their respective Net Mortgage Rates from and including May 1, 2002 to but not including the Closing Date, and which cash amount the Purchaser shall pay to the Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto.

            SECTION 2. CONVEYANCE OF THE MORTGAGE LOANS.

            (a) Effective as of the Closing Date, subject only to receipt of the consideration referred to in SECTION 1 hereof, the Seller does hereby sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, all of the right, title and interest of the Seller in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than scheduled payments of interest and principal due on or before the Cut-off Date), together with all of the right, title and interest of the Seller in and to the proceeds of any related title, hazard or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans.

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong to the Seller).

            (c) On or before the Closing Date, the Seller shall, at its expense, subject to SECTION 18, deliver to and deposit with, or cause to be delivered to and deposited with, the Purchaser or


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its designee the Mortgage File and any Additional Collateral (other than reserve funds and escrow payments) with respect to each Mortgage Loan. In addition, with respect to each Mortgage Loan, as to which any Additional Collateral is in the form of a Letter of Credit as of the Closing Date, the Seller shall cause to be prepared, executed and delivered to the issuer of each such Letter of Credit such notices, assignments and acknowledgments as are required under such Letter of Credit to assign, without recourse, to, and vest in, the Trustee the Seller's rights as the beneficiary thereof and drawing party thereunder. The designated recipient of the items described in the second preceding sentence, and the designated beneficiary under each Letter of Credit referred to in the preceding sentence, shall be the Trustee.

            If the Seller cannot deliver on the Closing Date any original or certified recorded document or original policy of title insurance which is to be delivered as part of the related Mortgage File for any Mortgage Loan solely because the Seller is delayed in making such delivery by reason of the fact that such original or certified recorded document has not been returned by the appropriate recording office or such original policy of title insurance has not yet been issued, then the Seller shall deliver such documents to the Purchaser or its designee, promptly upon the Seller's receipt thereof.

            In addition, the Seller shall, at its expense, deliver to and deposit with, or cause to be delivered to and deposited with, the Purchaser or its designee, on or before the Closing Date, the following items (except to the extent that any of the following items are to be retained by a subservicer that will continue to act on behalf of the Purchaser or its designee): (i) originals or copies of all financial statements, appraisals, environmental/engineering reports, leases, rent rolls (or, in the case of any Mortgage Loans secured by residential cooperative properties, maintenance schedules), third-party underwriting reports, insurance policies, legal opinions, tenant estoppels and any other documents that the Purchaser or its servicing agent reasonably deems necessary to service the subject Mortgage Loan in the possession or under the control of the Seller that relate to the Mortgage Loans and, to the extent they are not required to be a part of a Mortgage File for any Mortgage Loan, originals or copies of all documents, certificates and opinions in the possession or under the control of the Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of the Mortgage Loans (PROVIDED that the Seller shall not be required to deliver any attorney-client privileged communication or any documents or materials prepared by the Seller or its affiliates solely for internal uses); and (ii) all unapplied reserve funds and escrow payments in the possession or under the control of the Seller that relate to the Mortgage Loans; and (iii) the Paradise Island Letter of Credit (PROVIDED that such letter of credit (or any funds drawn thereon and deposited in a reserve fund) shall be released to the Seller at such time and in such amount as is provided in SECTION 3.19(i) of the Pooling and Servicing Agreement as in full force and effect on the Closing Date. The designated recipient of the items described in CLAUSES (i) and (ii) of the preceding sentence shall be the applicable Master Servicer.

            Notwithstanding the foregoing, if the Seller is unable to deliver any Letter of Credit constituting Additional Collateral for any Mortgage Loan, then the Seller may, in lieu thereof, deliver on behalf of the related Borrower, to be used for the same purposes as such missing Letter of Credit either: (i) a substitute letter of credit substantially comparable to, but in all cases in the same amount and with the same draw conditions and renewal rights as, that Letter of Credit and issued by an obligor that meets any criteria in the related Mortgage Loan Documents applicable to the issuer of that Letter of Credit; or
(ii) a cash reserve in an amount equal to the amount of that Letter of Credit. For purposes of the delivery requirements of this SECTION 2(c), any such substitute letter of credit shall be deemed to be Additional Collateral of the type covered by the first paragraph of this SECTION 2(c) and any such cash


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reserve shall be deemed to be reserve funds of the type covered by the third paragraph of this SECTION 2(c).

            In connection with the foregoing paragraphs of this SECTION 2(c), the Seller is a designated recipient, or shall otherwise be the beneficiary, of all certifications relating to the Mortgage Loans made and/or delivered by the Trustee pursuant to SECTION 2.02(a) and SECTION 2.02(b) of the Pooling and Servicing Agreement.

            (d) The Seller shall be responsible for all reasonable fees and out-of-pocket costs and expenses associated with recording and/or filing any and all assignments and other instruments of transfer with respect to the Mortgage Loans that are required to be recorded or filed, as the case may be, under the Pooling and Servicing Agreement; PROVIDED that the Seller shall not be responsible for actually recording or filing any such assignments or other instruments of transfer. If the Seller receives written notice that any such assignment or other instrument of transfer is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall prepare or cause the preparation of a substitute therefor or cure such defect, as the case may be; PROVIDED that the cost of such preparation shall be borne by the Purchaser if the loss or return is caused by the Purchaser's negligence. The Seller shall provide the Purchaser or its designee with a power of attorney to enable it or them to record any loan documents that the Purchaser has been unable to record. Unless the Purchaser notifies the Seller in writing to the contrary, the designated recipients of the power of attorney referred to in the preceding sentence shall be the Trustee.

            (e) Upon sale of Certificates representing at least 10% of the total principal balance of all the Certificates to unaffiliated third parties, the Seller shall, under generally accepted accounting principles ("GAAP"), report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in SECTION 1 hereof. In connection with the foregoing, upon sale of Certificates representing at least 10% of the total principal balance of all the Certificates to unaffiliated third parties, the Seller shall cause all of its financial and accounting records to reflect such transfer as a sale (as opposed to a secured loan). Regardless of its treatment of the transfer of the Mortgage Loans to the Purchaser under GAAP, the Seller shall at all times following the Closing Date cause all of its records and financial statements and any relevant consolidated financial statements of any direct or indirect parent to clearly reflect that the Mortgage Loans have been transferred to the Purchaser and are no longer available to satisfy claims of the Seller's creditors.

            (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.


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            (g) The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing Agreement. The Seller shall, within 15 days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended Mortgage Loan Schedule.

            (h) The Purchaser shall make draws on the Paradise Islands Letter of Credit (or, if established, withdrawals from the Paradise Islands Special Account) only as and to the extent provided in SECTION 3.19(i) of the Pooling and Servicing Agreement as in full force and effect on the Closing Date and shall release the Paradise Islands Reserve Fund to the Seller at such time and in such amount as provided in SECTION 3.19(i) of the Pooling and Servicing Agreement as in full force and effect on the Closing Date.

            SECTION 3. EXAMINATION OF MORTGAGE LOAN FILES AND DUE DILIGENCE REVIEW. The Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans, that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Seller's representations and warranties made pursuant to SECTION 4 (subject, however, to SECTION 5(d)).

SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER AND THE PURCHASER.

            (a) The Seller hereby makes, as of the Closing Date, to and for the benefit of the Purchaser, each of the representations and warranties set forth in EXHIBIT B-1. The Purchaser hereby makes, as of the Closing Date, to and for the benefit of the Seller, each of the representations and warranties set forth in EXHIBIT B-2.

            (b) The Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, with respect to each Mortgage Loan, each of the representations and warranties set forth in EXHIBIT C.

            (c) The Seller hereby represents and warrants, as of the Closing Date, to and for the benefit of CSFB Mortgage Securities only, that the Seller has not dealt with any broker, investment banker, agent or other person (other than the CSFB Mortgage Securities, CSFB Corporation and the other Underwriters) who may be entitled to any commission or compensation in connection with the sale to the Purchaser of the Mortgage Loans.

            (d) The Seller hereby agrees that it shall be deemed to make, as of the date of substitution, to and for the benefit of the Purchaser, with respect to any replacement mortgage loan (a "REPLACEMENT MORTGAGE LOAN") that is substituted for a Defective Mortgage Loan (as defined in SECTION 5(a) hereof), pursuant to SECTION 5(a) of this Agreement, each of the representations and warranties set forth in EXHIBIT C (references therein to "Closing Date" being deemed to be references to the "date of substitution", references therein to "Cut-off Date" being deemed to be references to the "most recent Due Date for the subject Replacement Mortgage Loan on or before the date of substitution"


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and references to "May 2002" and "April 2002" being deemed to be references to the "month of substitution" and the "month preceding the month of substitution", respectively). From and after the date of substitution, each Replacement Mortgage Loan, if any, shall be deemed to constitute a "Mortgage Loan" hereunder for all purposes.

            (e) It is understood and agreed that the representations and warranties set forth in or made pursuant to this SECTION 4 shall survive delivery of the respective Mortgage Files to the Purchaser or its designee and shall inure to the benefit of the Purchaser for so long as any of the Mortgage Loans remains outstanding, notwithstanding any restrictive or qualified endorsement or assignment.

SECTION 5.  NOTICE OF BREACH; CURE, REPURCHASE AND SUBSTITUTION.

            (a) The Purchaser or its designee shall provide the Seller with written notice of any Material Breach or Material Document Defect with respect to any Mortgage Loan. Within 90 days of the earlier of discovery or receipt (including, without limitation, from any party to the Pooling and Servicing Agreement) of written notice by the Seller that there has been a Material Breach or Material Document Defect with respect to any Mortgage Loan (or, if such Material Breach or Material Document Defect, as the case may be, relates to whether such Mortgage Loan is or, as of the Closing Date (or, in the case of a Replacement Mortgage Loan, as of the related date of substitution), was a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (a "QUALIFIED MORTGAGE"), and provided that the Seller received prompt written notice thereof, within 90 days after any earlier discovery by any party to the Pooling and Servicing Agreement of such Material Breach or Material Document Defect, as the case may be) (such 90-day period, in any case, the "INITIAL RESOLUTION PERIOD"), the Seller shall, subject to SECTION 5(b) and SECTION 5(c) below, (i) correct or cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase the Mortgage Loan affected by such Material Breach or Material Document Defect, as the case may be (such Mortgage Loan, a "DEFECTIVE MORTGAGE LOAN"), at the related Purchase Price, with payment to be made in accordance with the reasonable directions of the Purchaser; PROVIDED that if the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof stating
(i) that such Material Breach or Material Document Defect, as the case may be, does not relate to whether the Defective Mortgage Loan is or, as of the Closing Date (or, in the case of a Replacement Mortgage Loan, as of the related date of substitution), was a Qualified Mortgage, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, (iv) what actions the Seller is pursuing in connection with the cure thereof and (v) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed 90 more days, then the Seller shall have an additional 90 days following the end of the Initial Resolution Period (such additional 90-day period, the "RESOLUTION EXTENSION PERIOD") to complete such cure or, failing such, to repurchase the Defective Mortgage Loan; and PROVIDED, FURTHER, that, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury regulation section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, then the Seller may, at its option, subject to the terms, conditions and limitations set forth in the Pooling and Servicing Agreement, in lieu


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of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and
(ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to any Mortgage Loan, it will notify the Purchaser. The Seller acknowledges the rights of the applicable Master Servicer and Special Servicer under Section 2.03 of the Pooling and Servicing Agreement to enforce the repurchase/substitution obligations of the Seller under this SECTION 5(a), on behalf of the Trustee for the benefit of the Certificateholders.

            Whenever one or more mortgage loans are substituted by the Seller for a Defective Mortgage Loan as contemplated by this SECTION 5(a), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee (which designee, unless otherwise stated, is the Trustee), (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this SECTION 5(a) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure in all material respects of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

            If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this SECTION 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

            The remedies provided for in this SECTION 5(a) with respect to any Material Breach or Material Document Defect as to any Mortgage Loan shall also apply to any related REO Property.

            (b) If one or more (but not all) of the Mortgage Loans constituting a Cross-Collateralized Group (as defined in SECTION 18) are to be repurchased or replaced by the Seller as contemplated by SECTION 5(a), then, prior to the subject repurchase or substitution, the Purchaser or its designee shall use its reasonable efforts, subject to the terms of such Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Borrower and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans


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in such Cross-Collateralized Group that are to be repurchased or replaced, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto (as to each such group, the "PRIMARY REAL PROPERTY COLLATERAL"); PROVIDED that no such termination shall be effected unless the Mortgage Loans from such Cross-Collateralized Group that are to remain with the Purchaser have a loan-to-value ratio of no more than 75% and a debt service coverage ratio of no less than 1.25x; and PROVIDED, FURTHER, that, if the affected Cross-Collateralized Group is then subject to the Pooling and Servicing Agreement, then no such termination shall be affected unless and until the Trustee and the applicable Master Servicer shall have received from the Seller
(i) an Opinion of Counsel from independent counsel addressed to the Trustee and the applicable Master Servicer to the effect that such termination will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to either Grantor Trust Pool and (ii) written confirmation from each Rating Agency that such termination will not cause an Adverse Rating Event to occur with respect to any Class of Rated Certificates; and PROVIDED, FURTHER, that the Seller may, at its option, purchase the entire subject Cross-Collateralized Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the Purchaser and its servicing agents pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased or replaced.

            If the cross-collateralization of any Cross-Collateralized Group of Mortgage Loans cannot be terminated as contemplated by the prior paragraph for any reason (including, but not limited to, the Seller's failure to satisfy any of the conditions set forth in the provisos to the first sentence of the prior paragraph), and if the Seller has not elected to purchase the entire affected Cross-Collateralized Group, then, for purposes of this SECTION 5, including for purposes of (i) determining whether the particular Breach or Document Defect that gave rise to the repurchase/substitution obligation for such Cross-Collateralized Group is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

            (c) It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to SECTION 5(a) that the Purchaser (which shall include the Trustee) shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            (d) It is understood and agreed that the obligations of the Seller set forth in this SECTION 5 to cure a Material Breach or a Material Document Defect, or to repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders with respect to a Breach or Document Defect in respect of any Mortgage Loan; PROVIDED that there is no limitation on the part of the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders, or any person or entity acting on its or their behalf, with regard to enforcing such repurchase or replacement obligations or suing for damages in the event of a breach of such repurchase or replacement obligations.


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            SECTION 6. CLOSING. The closing of the sale of the Mortgage Loans
(the "CLOSING") shall be held at the offices of Sidley Austin Brown & Wood LLP, 875 Third Avenue, New York, New York 10022 at 10:00 a.m., New York City time, on the Closing Date.

            The Closing shall be subject to each of the following conditions:

                  (i) all of the representations and warranties of the Seller made pursuant to SECTION 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

                  (ii) all documents specified in SECTION 7 of this Agreement (the "CLOSING DOCUMENTS"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing Agreement (insofar as such Agreement affects to obligations of the Seller hereunder), to the Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                  (iii) the Seller shall have delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto pursuant to SECTION 2 of this Agreement;

                  (iv) the result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to SECTION 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

                  (v) all other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

                  (vi) the Seller shall have received the consideration for the Mortgage Loans, as contemplated by SECTION 1;

                  (vii) the Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

                  (viii) neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 7. CLOSING DOCUMENTS. The Closing Documents shall consist of the following:

                  (i) this Agreement, duly executed by the Purchaser and the Seller;

                  (ii) each of the Pooling and Servicing Agreement and the Indemnification Agreement, duly executed by the respective parties thereto;

                  (iii) an Officer's Certificate substantially in the form of EXHIBIT D-1A hereto, executed by the Secretary or an assistant secretary of the Seller, in his or her individual capacity, and dated the Closing Date, and upon which CSFB Mortgage Securities, CSFB Corporation, the other Underwriters and the Rating Agencies (collectively, for purposes of this SECTION 7, the "INTERESTED PARTIES") may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of the Seller authorizing the Seller's entering into the transactions contemplated by this Agreement, and (B) the organizational documents of the Seller;

                  (iv) a certificate of good standing with respect to the Seller issued by the Secretary of State of the State of Delaware not earlier than 30 days prior to the Closing Date, and upon which the Interested Parties may rely;

                  (v) a Certificate of the Seller substantially in the form of EXHIBIT D-1B hereto, executed by an executive officer of the Seller on the Seller's behalf and dated the Closing Date, and upon which the Interested Parties may rely;

                  (vi) a written opinion of in-house counsel for the Seller, dated the Closing Date and addressed to the Interested Parties and the respective parties to the Pooling and Servicing Agreement, which opinion shall be substantially in the form of EXHIBIT D-2A hereto;

                  (vii) a written opinion of Sidley Austin Brown & Wood LLP, special counsel for the Seller, dated the Closing Date and addressed to the Interested Parties and the respective parties to the Pooling and Servicing Agreement, which opinion shall be substantially in the form of EXHIBIT D-2B hereto;

                  (viii) copies of all other opinions rendered by counsel for the Seller to the Rating Agencies in connection with the transactions contemplated by this Agreement, with each such opinion to be addressed to CSFB Mortgage Securities, CSFB Corporation, the other Underwriters and the Trustee or accompanied by a letter signed by such counsel stating that CSFB Mortgage Securities, CSFB Corporation, the other Underwriters and the Trustee may rely on such opinion as if it were addressed to them as of date thereof;

                  (ix) a letter from Sidley Austin Brown & Wood LLP, special counsel for the Seller, dated the Closing Date and addressed to CSFB Mortgage Securities, CSFB Corporation and the other Underwriters, which letter shall be substantially in the form of EXHIBIT D-2C hereto;

                  (x) one or more comfort letters from PricewaterhouseCoopers LLP, certified public accountants, dated the date of any preliminary Prospectus Supplement and of the Prospectus Supplement, respectively, and addressed to, and in form and substance acceptable to, CSFB Mortgage Securities, CSFB Corporation, the other Underwriters and their respective counsel, stating in effect that, using the assumptions and methodology used by CSFB Mortgage Securities, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement and the Prospectus Supplement, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement and the Prospectus Supplement, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement and the Prospectus Supplement, respectively, to be in agreement with the results of such calculations; and

                  (xi) such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date or any Rating Agency may require and in a form reasonably acceptable to the Purchaser and the Seller.

            SECTION 8. COSTS. Whether or not this Agreement is terminated, the costs and expenses incurred in connection with the transactions herein contemplated shall be allocated pursuant to the terms of a settlement statement dated the Closing Date (the "Settlement Statement").

            In addition, it is hereby acknowledged that CSFB Mortgage Securities has acquired from NCB, NCB Capital Corporation ("NCBCC") and NCB, FSB other mortgage loans for transfer to the Trust. The Seller agrees that the costs and expenses associated with such transactions will be allocated as follows: (i) all out-of-pocket and/or internally allocated costs and expenses incurred by NCB, NCBCC and/or NCB, FSB in connection with such transactions, including, without limitation, the fees and disbursements of counsel for NCB, NCBCC and/or NCB, FSB, together with all other due diligence and accounting costs and expenses relating to the mortgage loans so acquired from NCB, NCBCC and/or NCB, FSB, shall be borne by NCB, NCBCC, NCB, FSB and their affiliates; and (ii) all other costs and expenses incurred in connection with such transactions shall be allocated in accordance with the Settlement Statement.

            SECTION 9. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, if to the Purchaser, addressed to the Purchaser at 11 Madison Avenue, 5th Floor, New York, New York 10010, Attention: Jeffrey Altabef, or such other address as may be designated by the Purchaser to the Seller in writing, or, if to the Seller, addressed to the Seller at 3414 Peachtree Road, N.E., Suite 1140, Atlanta, Georgia 30326, Attention: Robert Barnes, or such other address as may be designated by the Seller to the Purchaser in writing.

            SECTION 10. MISCELLANEOUS. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder. Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise adversely affect, the Seller, without the consent of the Seller.

            SECTION 11. CHARACTERIZATION. The parties hereto agree that it is their express intent that the conveyance contemplated by this Agreement be, and be treated for all purposes as, a sale by the Seller of all the Seller's right, title and interest in and to the Mortgage Loans. The parties hereto further agree that it is not their intention that such conveyance be a pledge of the Mortgage Loans by the Seller to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to continue to be property of the Seller, then: (a) this Agreement shall be deemed to be a security agreement under applicable law; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Seller to the Purchaser of a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holder(s) of the Mortgage Loans in accordance with the terms thereof (other than scheduled payments of interest and principal due on or before the Cut-off Date) and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (c) the assignment by CSFB Mortgage Securities to the Trustee of its interests in the Mortgage Loans as contemplated by SECTION 16 hereof shall be deemed to be an assignment of any security interest created hereunder; (d) the possession by the Purchaser of the related Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest under applicable law; and (e) notifications to, and acknowledgments, receipts or confirmations from, persons or entities holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection with the foregoing, the Seller authorizes the Purchaser to execute and file such UCC financing statements as the Purchaser may deem necessary or appropriate to accomplish the foregoing.

            SECTION 12. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser, notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

            SECTION 13. SEVERABILITY OF PROVISIONS. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 14. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT

PERMITTED UNDER APPLICABLE LAW, THE SELLER AND THE PURCHASER EACH HEREBY IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. FURTHER ASSURANCES. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. SUCCESSORS AND ASSIGNS. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, CSFB Mortgage Securities is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, shall be the Purchaser hereunder. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the registered holders and beneficial owners of the Certificates, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their respective successors and permitted assigns.

            SECTION 17. INFORMATION. The Seller shall provide the Purchaser with such information about the Seller, the Mortgage Loans and the Seller's underwriting and servicing procedures as is (i) customary in commercial mortgage loan securitization transactions, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a public or private disclosure document.

            SECTION 18. CROSS-COLLATERALIZED MORTGAGE LOANS. Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loans (each, a "CROSS-COLLATERALIZED GROUP"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this SECTION 18 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in EXHIBIT C hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this
SECTION 18. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans constituting such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

            SECTION 19. ENTIRE AGREEMENT. Except as otherwise expressly contemplated hereby, this Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters.

                                      * * *
                            [SIGNATURE PAGE FOLLOWS]

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                    COLUMN FINANCIAL, INC.



                                    By: /s/ Jeffrey Altabef
                                        ----------------------------------------
                                    Name:  Jeffrey Altabef
                                    Title: Vice President


                                    CREDIT SUISSE FIRST BOSTON MORTGAGE
                                    SECURITIES CORP.


                                    By: /s/ Jeffrey Altabef
                                        ----------------------------------------
                                    Name:  Jeffrey Altabef
                                    Title: Director

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

         COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-CKN2


                                COLUMN COLLATERAL

            [SEE EXHIBIT B-1A OF THE POOLING AND SERVICING AGREEMENT]

                                   EXHIBIT B-1

            REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE SELLER


            The Seller hereby represents and warrants that, as of the Closing
Date:

            1. The Seller is a corporation duly organized, validly existing and in good standing under the laws of Delaware.

            2. The execution and delivery by the Seller of, and the performance by the Seller under, this Agreement, the execution (including, without limitation, by facsimile or machine signature) and delivery of any and all documents contemplated by this Agreement, including, without limitation, endorsements of Mortgage Notes, and the consummation by the Seller of the transactions herein contemplated, will not: (a) violate the Seller's organizational documents; or (b) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any indenture, agreement or other instrument to which the Seller is a party or by which it is bound or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            3. The Seller has full power and authority to enter into and perform under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            4. The Seller has the full right, power and authority to sell, assign, transfer, set over and convey the Mortgage Loans (and, in the event that the related transaction is deemed to constitute a loan secured by all or part of the Mortgage Loans, to pledge the Mortgage Loans) in accordance with, and under the conditions set forth in, this Agreement.

            5. Assuming due authorization, execution and delivery hereof by the Purchaser, this Agreement constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (a) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (b) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            6. The Seller is not in violation of, and its execution and delivery of this Agreement and its performance under and compliance with the terms hereof will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            7. There are no actions, suits or proceedings pending or, to the best of the Seller's knowledge, threatened against the Seller which, if determined adversely to the Seller, would prohibit the Seller from entering into this Agreement or, in the Seller's good faith and reasonable judgment, would


                                     B-1-1
be likely to affect materially and adversely either the ability of the Seller to perform its obligations hereunder or the financial condition of the Seller.

            8. No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            9. The transfer of the Mortgage Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

            10. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller.

            11. The Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

            12. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage Loans to the Purchaser, as contemplated herein.

            13. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

            14. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

            15. No proceedings looking toward liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

            16. In connection with its transfer of the Mortgage Loans to the Purchaser as contemplated herein, the Seller is receiving new value and consideration constituting at least reasonably equivalent value and fair consideration.

            17. The Paradise Island Letter of Credit shall be in the amount of $3.5 million and shall provide that draws thereon are to be made solely as contemplated under SECTION 3.19( ) of the Pooling and Servicing Agreement as in full force and effect on the Closing Date.




                                     B-1-2

                                   EXHIBIT B-2

          REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER


            The Purchaser hereby represents and warrants that, as of the Closing
Date:

            1. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

            2. The execution and delivery by the Purchaser of, and the performance by the Purchaser under, this Agreement, and the consummation by the Purchaser of transactions herein contemplated, will not: (a) violate the Purchaser's organizational documents; or (b) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any indenture, agreement or other instrument to which the Purchaser is a party or by which it is bound or which is applicable to it or any of its assets, which default or breach, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            3. The Purchaser has full power and authority to enter into and perform under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            4. Assuming due authorization, execution and delivery hereof by the Seller, this Agreement constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (a) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (b) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            5. The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance under and compliance with the terms hereof will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            6. There are no actions, suits or proceedings pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, would be likely to affect materially and adversely either the ability of the Purchaser to perform its obligations hereunder or the financial condition of the Purchaser.

            7. No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations and orders that previously have been obtained and those filings and registrations that previously have been


                                     B-2-1
completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.





                                     B-2-2

                                    EXHIBIT C

        REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOANS



            FOR PURPOSES OF THIS EXHIBIT C, THE PHRASE "THE SELLER'S KNOWLEDGE" AND OTHER WORDS AND PHRASES OF LIKE IMPORT SHALL MEAN, EXCEPT WHERE OTHERWISE EXPRESSLY SET FORTH BELOW, THE ACTUAL STATE OF KNOWLEDGE OF THE SELLER (AND, AS TO ANY MORTGAGE LOAN, WITH RESPECT TO THE PERIOD SUBSEQUENT TO ORIGINATION, ANY SERVICER ACTING ON BEHALF OF THE SELLER WITH RESPECT TO THAT MORTGAGE LOAN) REGARDING THE MATTERS REFERRED TO, IN EACH CASE WITHOUT HAVING CONDUCTED ANY INDEPENDENT INQUIRY INTO SUCH MATTERS AND WITHOUT ANY OBLIGATION TO HAVE DONE SO (EXCEPT AS EXPRESSLY SET FORTH HEREIN); PROVIDED THAT THE SELLER SHALL BE DEEMED TO HAVE KNOWLEDGE OF THE INFORMATION CONTAINED IN THE MORTGAGE LOAN DOCUMENTS RELATING TO THE MORTGAGE LOANS. FOR PURPOSES OF THIS EXHIBIT C, THE "VALUE" OF A MORTGAGED PROPERTY SHALL MEAN THE VALUE OF SUCH MORTGAGED PROPERTY AS DETERMINED BY THE APPRAISAL (AND SUBJECT TO THE ASSUMPTIONS SET FORTH IN THE APPRAISAL) PERFORMED IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE LOAN.

            The Seller hereby represents and warrants with respect to the respective Mortgage Loans that, as of the date hereinbelow specified or, if no such date is specified, as of the Closing Date and subject to SECTION 18 of this
Agreement:

            1. MORTGAGE LOAN SCHEDULE. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (consistent with the definition of Mortgage Loan Schedule in the Pooling and Servicing Agreement) and correct in all material respects as of the date of this Agreement and as of the respective Due Dates for the Mortgage Loans in May 2002.

            2. OWNERSHIP OF MORTGAGE LOANS. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances (except for certain servicing rights identified on SCHEDULE C-2). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights identified on SCHEDULE C-2); PROVIDED that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is genuine.

            3. PAYMENT RECORD. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in May 2002 without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent in the twelve-month period immediately preceding the Due Date for such Mortgage Loan in May 2002, without giving effect to any applicable grace period.

            4. LIEN; VALID ASSIGNMENT. Except as otherwise set forth on Schedule C-4, the Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in PARAGRAPH 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are PARI PASSU with the lien of such Mortgage, in any event subject to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a PRO FORMA title policy or a "marked-up" commitment binding upon the title insurer), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a PRO FORMA title policy or "marked-up" commitment binding upon the title insurer), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (d) other matters to which like properties are commonly subject, none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property, which rights do not materially interfere with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan; (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group; and (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration, the terms of which condominium declaration do not materially interfere with the security intended to be provided by such Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in PARAGRAPH 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

            5. ASSIGNMENT OF LEASES AND RENTS. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in PARAGRAPH 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein, except for Permitted Encumbrances and except that a license may have been granted to the related Borrower to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of

Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in PARAGRAPH 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default. No person other than the related Borrower owns any interest in any payments due under the related leases on which the Borrower is the landlord, covered by the related Assignment of Leases.

            6. MORTGAGE STATUS; WAIVERS AND MODIFICATIONS. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part.

            7. CONDITION OF PROPERTY; CONDEMNATION. In the case of each Mortgage Loan, except as set forth on SCHEDULE C-7A or in an engineering report prepared by an independent engineering consultant in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. The Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. Except as otherwise set forth on SCHEDULE C-7B, as of the date of origination of each Mortgage Loan and, to the Seller's knowledge, as of the Closing Date (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in PARAGRAPH 8 below or that do not materially and adversely affect the Value or current use of such Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in PARAGRAPH 8 below.

            8. TITLE INSURANCE. Except as otherwise set forth on Schedule C-8, each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "TITLE POLICY") (or, if such policy is yet to be issued, by a PRO FORMA policy or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. To the Seller's knowledge, no holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

            9. NO HOLDBACK. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan Documents and the rights to which are transferred to the Trustee, pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

            10. MORTGAGE PROVISIONS. The Mortgage Loan Documents for each Mortgage Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in PARAGRAPH 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located). None of the Mortgage Loan Documents contain any provision that expressly excuses the related Borrower from obtaining and maintaining insurance coverage for acts of terrorism.

            11. TRUSTEE UNDER DEED OF TRUST. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Depositor or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12. ENVIRONMENTAL CONDITIONS. Except in the case of the Mortgaged Properties identified on Schedule C-12A (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment or an environmental site assessment update, in each case meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, or a transaction screen meeting ASTM standards, was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan, (b) except with respect to the Mortgaged Properties identified on SCHEDULE C-12B, the report of each such assessment, update or screen, if any (an "ENVIRONMENTAL Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the Closing Date, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d) either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Borrower and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstance, and such conditions or circumstances do not materially impair the Value of the related Mortgaged Property, (B) the related Borrower was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan Documents, maintain an operations and maintenance plan, (C) the related Borrower, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation, (E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related Borrower or other responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority, (H) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (I) a responsible party provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's knowledge, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Borrower under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan Documents for each Mortgage Loan require the related Borrower to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on SCHEDULE C-12A are covered by environmental insurance policies and each such policy is in the amount at least equal to 125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either do not provide for a deductible or the deductible amount is held in escrow. Each Borrower represents and warrants in the related Mortgage Loan Documents that except as set forth in certain environmental reports and to its actual knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. Unless the related Mortgaged Property is identified on SCHEDULE C-12C, the related Borrower (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the Borrower in connection with such Mortgage Loan.

            13. LOAN DOCUMENT STATUS. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Borrower with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing CLAUSES (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

            14. INSURANCE. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, and except as set forth on SCHEDULE C-14A, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial lenders for properties of similar types. Except for Mortgaged Properties disclosed on SCHEDULE C-14B, each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V) (an "SFH AREA"), and flood insurance was available, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. Each Mortgaged Property located in California or seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any Mortgage Loan having a Cut-off Date Principal Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A:V" (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan Documents require that the related Borrower or a tenant of such Borrower maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent institutional commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan Documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; PROVIDED that the related Mortgage Loan Documents may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and PROVIDED, FURTHER, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in PARAGRAPH 18 below).

            Except as set forth on SCHEDULE C-14C, each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            15. TAXES AND ASSESSMENTS. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16. BORROWER BANKRUPTCY. No Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding, and no Mortgaged Property is the subject of any such proceeding in which any affiliate of the related Borrower is a debtor.

            17. LOCAL LAW COMPLIANCE. Except as otherwise set forth on Schedule C-17A, to the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related Borrower at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, except as set forth on Schedule C-17B, the related Mortgaged Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

            18. LEASEHOLD ESTATE ONLY. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "GROUND LEASE"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "FEE INTEREST"), then, except as otherwise set forth on SCHEDULE C-18:

                  (i) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

                  (ii) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

                  (iii) the Borrower's interest in such Ground Lease is assignable to, is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); PROVIDED that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

                  (iv) such Ground Lease is in full force and effect, and, to the Seller's knowledge, no material default has occurred under such Ground Lease;

                  (v) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan; and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

                  (vi) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                  (vii) such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has an original term which does not end prior to the 5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Borrower's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan;

                  (viii) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee under such Ground Lease following notice thereof from the lessor;

                  (ix) under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds (other than DE MINIMIS amounts for minor casualties) with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

                  (x) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

                  (xi) such Ground Lease provides that it may not be amended or modified without the prior written consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19. QUALIFIED MORTGAGE. Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury regulation section 1.860G-2(a) (but without regard to the rule in Treasury regulation section 1.860G-2(f)(2)).

            20. ADVANCEMENT OF FUNDS. In the case of each Mortgage Loan, except as otherwise set forth on SCHEDULE C-20, neither the Seller nor, to the Seller's knowledge, any prior holder of such Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under related lease or by the property manager), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21. NO EQUITY INTEREST, EQUITY PARTICIPATION OR CONTINGENT INTEREST. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment.

            22. LEGAL PROCEEDINGS. To the Seller's knowledge, except as otherwise set forth on Schedule C-22, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Borrower to pay principal, interest or any other amounts due under such Mortgage Loan.

            23. OTHER MORTGAGE LIENS. Except as otherwise set forth on Schedule C-23 and except for Mortgage Loans secured by residential cooperative properties, none of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except as otherwise set forth on SCHEDULE C-23, and except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan Documents require the Borrower under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

            24. NO MECHANICS' LIENS. To the Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25. COMPLIANCE. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26. LICENSES AND PERMITS. Except as otherwise set forth on Schedule C-26, to the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Borrower at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related Mortgaged Property is located, customarily performs in the origination of comparable mortgage loans, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27. CROSS-COLLATERALIZATION. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

            28. RELEASES OF MORTGAGED PROPERTIES. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of "government securities" within the meaning of Treasury regulation section 1.860G-2(a)(8)(i) in connection with a defeasance of the related Mortgage Loan; PROVIDED that the Mortgage Loans that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and PROVIDED, FURTHER, that certain Cross-Collateralized Groups of Mortgage Loans or individual Mortgage Loans secured by multiple parcels may permit the related Borrower to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and PROVIDED, FURTHER, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan. No release or partial release of any Mortgaged Property, or any portion thereof, expressly permitted by the related Mortgage Loan Documents, will constitute a significant modification of the related Mortgage Loan under Treasury regulation section 1.860G-2(b)(2).

            29. DEFEASANCE. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Treasury regulation section 1.860G-2(a)(8)(i). To the Seller's knowledge, defeasance under each such Mortgage Loan is only for the purpose of facilitating the disposition of a Mortgaged Property and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

            30. DEFEASANCE COSTS. If any Mortgage Loan permits defeasance, then the related Mortgage Loan Documents provide that the related Borrower is responsible for the payment of all reasonable costs and expenses incurred by the related mortgagee, including Rating Agency fees.

            31. FIXED RATE LOANS. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            32. INSPECTION. Except as set forth on Schedule C-32, the Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within twelve (12) months preceding the Closing Date.

            33. NO MATERIAL DEFAULT. Except as otherwise set forth on Schedule C-33, to the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); PROVIDED, HOWEVER, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this EXHIBIT C.

            34. DUE-ON-SALE. The Mortgage for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Borrower, is transferred or sold, other than by reason of: (i) if the related Mortgaged Property is a residential cooperative property, transfers of stock of the Borrower in connection with the assignment of a proprietary lease for a unit in the related Mortgaged Property by a tenant-shareholder of the Borrower to other persons who by virtue of such transfers become tenant-shareholders in the Borrower; and (ii) in the case of other types of Mortgaged Properties, family and estate planning transfers, transfers of less than a controlling interest in the Borrower, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Borrower, transfers among affiliated Borrowers with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Borrowers or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

            35. SINGLE PURPOSE ENTITY. Except in cases where the related Mortgaged Property is a residential cooperative property, and further except as otherwise described on SCHEDULE C-35, the Borrower on each Mortgage Loan with a Cut-off Date Principal Balance of $5,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "SINGLE PURPOSE ENTITY" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan Documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan Documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates except on an arm's-length basis.

            36. WHOLE LOAN. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            37. TAX PARCELS. Except as otherwise described on Schedule C-37 of this Agreement, each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots which shall be effective for the next tax year.

            38. ARD LOANS. Except as otherwise described on Schedule C-38, as of the Closing Date, each ARD Loan requires scheduled monthly payments of principal. If any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2) percentage points and (ii) the related Borrower is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the applicable Master Servicer.

            39. SECURITY INTERESTS. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording, in all places necessary to perfect (to the extent that the filing of such a UCC financing statement can perfect such a security interest), a valid security interest in the personal property of the related Borrower granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more Uniform Commercial Code financing statements covering such personal property have been filed or recorded (or have been sent for filing or recording) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a Uniform Commercial Code financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and binding assignment thereof from the relevant assignor to the Trustee.

            40. PREPAYMENT PREMIUMS AND YIELD MAINTENANCE CHARGES. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury regulation section 1.860G-1(b)(2).

            41. COMMENCEMENT OF AMORTIZATION. Except as otherwise set forth on Schedule C-41, each Mortgage Loan begins to amortize prior to its stated maturity date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date.

            42. SERVICING RIGHTS. Except for the primary servicers set forth on Schedule C-42 or as otherwise contemplated in this Agreement or the Pooling and Servicing Agreement, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

            43. RECOURSE. Unless the related Mortgaged Property is a residential cooperative property, the related Mortgage Loan Documents contain provisions providing for recourse against the related Borrower, a principal of such Borrower, or an entity controlled by a principal of such Borrower for damages, liabilities, expenses or claims sustained in connection with the Borrower's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation proceeds. The related Mortgage Loan Documents contain provisions pursuant to which the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

            44. ASSIGNMENT OF COLLATERAL. There is no material collateral securing any Mortgage Loan that has not been assigned to the Purchaser.

            45. FEE SIMPLE OR LEASEHOLD INTERESTS. Except as set forth on Schedule C-45, the interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon.

            46. ESCROWS. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan Documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the Master Servicer). All such escrow deposits are conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the Closing Date, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

            47. OPERATING STATEMENTS. In the case of each Mortgage Loan, the related Mortgage requires the related Borrower, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls (if there is more than one tenant) (except in cases where the related Mortgaged Property is a residential cooperative property) for the related Mortgaged Property and annual financial statements of the related Borrower, and with such other information as may be required therein.

            48. GRACE PERIOD. With respect to each Mortgage Loan, the related Mortgage or Mortgage Note provides a grace period for delinquent Monthly Payments no longer than fifteen (15) days from the applicable Due Date (or, in the case of Mortgage Loans identified on SCHEDULE C-48, five (5) days from notice to the related Borrower of the default).

            49. DISCLOSURE TO ENVIRONMENTAL INSURER. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy, then the Seller:

                  (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; and

                  (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            50. NO FRAUD. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

            51. SERVICING. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

            52. APPRAISAL. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Borrower or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

            53. LOANS TO ONE BORROWER. As of the Closing Date, not more than $55,000,000 of the Mortgage Loans have the same Borrower or, to the Seller's KNOWLEDGE, have Mortgagors that are affiliates of each other.

                                  SCHEDULE C-2


The Mortgage Loans secured by the Mortgaged Properties identified as 700 KMS Building, Beckett Office Building, Beckett Retail Center and Mason Office Building, respectively, are subject to primary servicing rights.

                                  SCHEDULE C-4


                                       N/A

                                  SCHEDULE C-7A


                                       N/A

                                  SCHEDULE C-7B


                                       N/A

                                  SCHEDULE C-8


                                       N/A

                                 SCHEDULE C-12A


            In the case of the Mortgage Loans secured by the Mortgaged Properties identified as 200 William Street; 309; 315 and 319 Old York Road; 325
(331) Old York Road; 3333 Eastside Office Building; 443 39th Street; 45 Wintonbury Avenue; 605 2nd Avenue; 700-719 West Avenue; Ann Street; Barlow Trail Mobile Home Park; Caribbean Mobile Home Estates; Carriage House Apartments; Casa Garcia; Casa View / Oates Manor Apartments; Castle Cove Apartments; City Gate Apartments; Country Village Apartments; Edgehill Apartments; Fiddlers Green Apartments; Grand Oak Villas; InSite Ottawa (McKinley); InSite White Lake; Jackman Apartments; Mosley Street Place; New Orleans Apartments; Northtown Village Shopping Center; Oakland Square Apartments; Oldham Building; Palm Villa Apartments; Sherman Street Building; Springwood Apts; Times Square Shopping Center; Versailles Apartments; Wainscott Village I; Wainscott Village II; and Watson & Taylor Warehouse, the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint; however, in each instance, environmental insurance policies each in an amount at least equal to 125% of the principal balance of the related Mortgage Loan was obtained.

                                 SCHEDULE C-12B


            In the case of the Mortgage Loans identified as 309, 315 and 319 Old York Road (5/3/2001), 325 (331) Old York Road (5/3/2001), 700-719 West Avenue
(5/3/2001), Avis Farms Commerce Park (5/2/2001), Crystal River Mall (10/9/2000), Grand Oak Villas (3/28/2001), Wainscott Village I (3/30/2001), Wainscott Village II (3/30/2001), WestCoast Grand Hotel at the Park (5/14/2001), Wood Forest Glen Apartments (5/7/2001), the report of such assessment is dated earlier than twelve months prior to the Closing Date.

                                 SCHEDULE C-12C

                                       N/A

                                 SCHEDULE C-14A


                                       N/A

                                 SCHEDULE C-14B


                                       N/A

                                 SCHEDULE C-14C


            Barlow Trail Mobile Home Park, Beckett Retail Center, Beckett Office Building, Mason Office Building, Jackman Apartments, Aventura Corporate Center, and Harold Square Apartments.

                                 SCHEDULE C-17A


                                       N/A

                                 SCHEDULE C-17B


                                       N/A

                                  SCHEDULE C-18


            In the case of the Mortgage Loan secured by the Mortgaged Property identified as Wrigley Market Place, with respect to item (b), the Borrower's interest is a subleasehold interest which is subject to the leasehold interest of the tenant under the ground lease as well as to the related Fee Interest and Permitted Encumbrances, however, a non-disturbance agreement is in place; and, with respect to item (c), the assignment of the subground lease or a subletting or all or substantially all of the property requires the landlord's consent, not to be unreasonably withheld.

                                  SCHEDULE C-20


With respect to the Mortgaged Properties identified as WestCoast Grand Hotel at the Park and WestCoast Olympia Hotel, Column advanced the cost of certain insurance relating to terrorist acts.

                                  SCHEDULE C-22


            In the case of one Mortgage Loan secured by the Mortgaged Property identified as North Oaks Village Center, the borrower is involved in an arbitration with North Oaks Company (an unrelated adjoining landowner) regarding breach of an recorded declaration of restrictive covenants and easements for failure to complete certain common area amenities pursuant to a Master Development Plan and correction of pond encroachments. Borrower's counsel in the dispute estimates the outside cost for settlement to be $35,000 plus attorneys' fees and is a carve-out guaranteed by the sponsor from the non-recourse provisions of the Loan Documents.

                                  SCHEDULE C-23


            In the case of one Mortgage Loan secured by the Mortgaged Property identified as King City Center, the borrower incurred subordinate secured financing to the City of King, California for a road assessment for adjacent road work improvements servicing the mortgaged property which had an outstanding principal balance upon origination of the Mortgage Loan of approximately $70,000. The holder of the additional debt executed a standard subordination and standstill agreement in favor of the holder of the subject mortgage loan whereby the holder of the subject mortgage loan was granted notice and cure rights, and the holder of the additional debt agreed to take no action to enforce or collect such indebtedness until the subject mortgage loan (or any refinancing thereof) is repaid in full.

                                  SCHEDULE C-26


                                       N/A

                                  SCHEDULE C-32


                                       N/A

                                  SCHEDULE C-33


                                       N/A

                                  SCHEDULE C-35


            In the case of the Mortgage Loans secured by the Mortgaged Property identified as Crystal River Mall, the Borrower (Simon Property Group) was not, as of the origination of the respective Mortgage Loan a Single Purpose Entity.

                                  SCHEDULE C-37


            In the case of the Mortgage Loan secured by the Mortgaged Property identified as Aventura Corporate Center, the Borrower has one year from loan origination to constitute the Mortgaged Property as a separate tax lot. A letter of credit in the amount of $58,736 was deposited with the lender upon loan origination as security to be used, if necessary, for the payment of ad valorem taxes for adjacent real property from which the Mortgaged Property was subdivided creating the need for the separate tax lot.

                                  SCHEDULE C-38


                                       N/A

                                  SCHEDULE C-41


                                       N/A

                                  SCHEDULE C-42


 Capstone Realty Advisors, LLC (Beckett Office Building, Beckett Retail Center and Mason Office Building) and Bernard Financial Group (700 KMS Building).

                                  SCHEDULE C-45


            In the case of the Mortgage Loan secured by the Mortgaged Property identified as Fairfield Inn, the interest of the related Borrower is a leasehold estate, and in the case of the Mortgage Loan identified as Wrigley Market Place, the interest of the related Borrower is a subleasehold estate.

                                  SCHEDULE C-48


                                       N/A

                                  EXHIBIT D-1A

                      FORM OF CERTIFICATE OF THE SECRETARY
                     OR AN ASSISTANT SECRETARY OF THE SELLER


            I, Lori M. Russo, hereby certify that I am a duly appointed Assistant Secretary of Column Financial, Inc. (the "Corporation"), a Delaware corporation, and further certify as follows:

            1. Attached hereto as Exhibit A are true and correct copies of the Certificate of Incorporation and By-Laws of the Corporation, which Certificate of Incorporation and By-Laws are, on the date hereof, and have been at all times since the formation of the Corporation, in full force and effect.

            2. Attached hereto as Exhibit B is a certificate of good standing of the Corporation issued by the Secretary of State of the State of Delaware within ten (10) days of the date hereof, and no event (including, without limitation, any act or omission on the part of the Corporation) has occurred since the date thereof which has affected the good standing of the Corporation under the laws of the State of Delaware.

            3. The Board of Directors of the Corporation, by unanimous written consent dated April 20, 2001 (the "Resolutions"), authorized, among other things, all actions necessary to consummate transactions of the type contemplated by the Mortgage Loan Purchase Agreement dated as of May 2, 2002 (the "Mortgage Loan Purchase Agreement"), between the Corporation and Credit Suisse First Boston Mortgage Securities Corp., and to execute and deliver documents and/or instruments such as the Mortgage Loan Purchase Agreement and the Indemnification Agreement referred to therein. Attached hereto as Exhibit C is a true and correct copy of such Resolutions. The Resolutions have not been amended, modified, annulled or revoked since they were adopted, and are in full force and effect as of the date hereof, and the instruments authorized in the Resolutions were executed pursuant thereto and in compliance therewith.

            4. Each person listed below is and has been the duly elected and qualified officer or authorized signatory of the Corporation and his genuine signature is set forth opposite his name.


      NAME                       OFFICE                      SIGNATURE
      ----                       ------                      ---------

      Jeffrey A. Altabef     Vice President        _____________________________

      Reese Mason            Vice President        _____________________________

            Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Mortgage Loan Purchase Agreement.

                            [SIGNATURE PAGE FOLLOWS]



                                     D-1A-1

            IN WITNESS WHEREOF, the undersigned has executed this certificate as of May ___, 2002.

                                    By:
                                         ---------------------------------------
                                         Name:  Lori M. Russo
                                         Title:  Assistant Secretary







                                     D-1A-2

                                    EXHIBIT A

       CERTIFICATE OF INCORPORATION AND BY-LAWS OF COLUMN FINANCIAL, INC.


                                 [See attached.]





                                     D-1A-3

                                    EXHIBIT B

             CERTIFICATE OF GOOD STANDING OF COLUMN FINANCIAL, INC.


                                 [See attached.]






                                     D-1A-4

                                    EXHIBIT C

    UNANIMOUS WRITTEN CONSENT OF BOARD OF DIRECTORS OF COLUMN FINANCIAL, INC.


                                 [See attached.]






                                     D-1A-5

                                  EXHIBIT D-1B

                        FORM OF CERTIFICATE OF THE SELLER


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-CKN2


                      CERTIFICATE OF COLUMN FINANCIAL, INC.


            In connection with the execution and delivery by Column Financial, Inc. ("Column") of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase Agreement dated as of May 2, 2002 (the "MORTGAGE LOAN PURCHASE AGREEMENT"), between Credit Suisse First Boston Mortgage Securities Corp. ("CSFBMSC"), as purchaser, and Column, as seller, and that certain Indemnification Agreement dated as of May 2, 2002 (the "Indemnification Agreement and, together with the Mortgage Loan Purchase Agreement, the "AGREEMENTS"), between Column, CSFBMSC and Credit Suisse First Boston Corporation, as representative of the Underwriters and as initial purchaser of the Privately Offered Certificates, the undersigned hereby certifies that (i) the representations and warranties of Column in the Agreements are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) Column has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

            Certified this ___ day of May, 2002.

                                    COLUMN FINANCIAL, INC.


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:






                                     D-1B-1

                                  EXHIBIT D-2A

               FORM OF OPINION OF IN-HOUSE COUNSEL TO THE SELLER,
                            PURSUANT TO SECTION 7(vi)



                                  May 16, 2002


To the Parties Listed on Annex A hereto

            Re: Credit Suisse First Boston Mortgage Securities Corp., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-CKN2

Ladies and Gentlemen:

            I am a Vice President and Counsel of Credit Suisse First Boston Corporation ("CSFB") and have acted as special counsel to Column Financial, Inc. (the "MORTGAGE LOAN SELLER") in connection with certain matters relating to: (i) the Mortgage Loan Seller's sale to Credit Suisse First Boston Mortgage Securities Corp. (the "DEPOSITOR") of certain multifamily and commercial mortgage loans pursuant to the Mortgage Loan Purchase Agreement (the "MORTGAGE LOAN PURCHASE AGREEMENT"), dated as of May 2, 2002, by and between the Depositor and the Mortgage Loan Seller, and (ii) the Mortgage Loan Seller's providing indemnities to the Depositor, CSFB and Lehman Brothers Inc. ("LEHMAN"), pursuant to the Indemnification Agreement (the "INDEMNIFICATION AGREEMENT"), dated May 2, 2002, by and among the Mortgage Loan Seller, the Depositor and CSFB, on behalf of itself and as representative of Lehman. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Mortgage Loan Purchase Agreement.

            In rendering the opinions set forth below, I have examined and relied upon originals, copies or specimens, certified or otherwise identified to my satisfaction, of the Indemnification Agreement and the Mortgage Loan Purchase Agreement (together, the "AGREEMENTS"), and such certificates, corporate records and other documents, agreements, instruments and opinions, as I have deemed appropriate as a basis for the opinions hereinafter expressed. In connection with such examination, I have assumed the genuineness of all signatures (other than with respect to the Mortgage Loan Seller), the authenticity of all documents, agreements and instruments submitted to me as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to me as copies or specimens and the authenticity of the originals of such documents, agreements and instruments submitted to me as copies or specimens and the accuracy of the matters set forth in the documents, agreements and instruments I reviewed, to the extent such matters do not constitute legal conclusions upon which I have been asked to opine. As to any facts material to such opinions that were not known to me, I have relied upon statements, certificates and representations of officers and other representatives of the Depositor and the Mortgage Loan Seller and of public officials.

            Based upon and subject to the foregoing, I am of the opinion that:


                                     D-2A-1

                  (i) The Mortgage Loan Seller is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with requisite power and authority to execute and deliver the Agreements and to perform its obligations thereunder.

                  (ii) The execution, delivery and performance of the Agreements have been duly authorized by the Mortgage Loan Seller and the Agreements have been duly executed and delivered by the Mortgage Loan Seller.

                  (iii) The execution and delivery by the Mortgage Loan Seller of the Agreements, the performance by the Mortgage Loan Seller of its obligations under the Agreements and the consummation by the Mortgage Loan Seller of the transactions therein contemplated, do not conflict with or result in a breach or violation of the Mortgage Loan Seller's organizational documents or, to my knowledge, conflict with or result in a breach or violation of any material indenture, agreement or instrument to which the Mortgage Loan Seller is a party or by which it or any of its property is bound, or any judgment, decree or order applicable to the Mortgage Loan Seller, of any New York State or federal court, regulatory body, administrative agency or other governmental authority, other than potential conflicts, breaches or violations which individually and in the aggregate are not reasonably expected to have a material adverse effect on the ability of the Mortgage Loan Seller to enter into and perform its obligations under the Agreements.

                  (iv) To my knowledge, there is no legal or governmental action, investigation or proceeding pending or threatened against the Mortgage Loan Seller (a) asserting the invalidity of any of the Agreements, (b) seeking to prevent the consummation of any of the transactions contemplated by the Agreements or (c) which could reasonably be expected to materially and adversely affect the performance by the Mortgage Loan Seller of its obligations under, or the validity or enforceability (with respect to the Mortgage Loan Seller) of, the Agreements. For purposes of the opinion set forth in this paragraph, I have not regarded any legal or governmental actions, investigations or proceedings to be "threatened" unless the potential litigant or governmental authority has overtly threatened in writing to the Mortgage Loan Seller a present intention to initiate such proceedings.

            I am a member of the Bar of the State of New York and the opinions set forth above are limited to the laws of the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States of America (in each case without regard to conflicts of laws principles). I am not licensed to practice law in the State of Delaware, and the opinions in paragraphs (1) and (2) above as to the General Corporation Law of the State of Delaware are based solely on standard compilations of the official statutes of Delaware. I express no opinion as to the effect of the laws of any other jurisdiction on matters addressed in this letter.

            This letter is limited to the matters specifically addressed herein, and I express no opinion as to any other matters relating to, or which may arise in connection with, the consummation of the transactions contemplated by the Agreements.


                                     D-2A-2

            I am furnishing this letter to you solely for your benefit in connection with the transactions referred to herein. This letter is not to be relied upon, used, circulated, quoted or otherwise referred to by any other person or for any other purpose.

                                    Very truly yours,





                                     D-2A-3

                                     ANNEX A

Credit Suisse First Boston
  Mortgage Securities Corp.
Eleven Madison Avenue
New York, New York  10010-3629

Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, New York  10010-3629

Column Financial, Inc.
3414 Peachtree Road, N.E.
Suite 1140
Atlanta, Georgia 30326

Lehman Brothers Inc.
399 Park Avenue
New York, New York  10022

Wells Fargo Bank Minnesota, N.A.
9062 Old Annapolis Road
Columbia, Maryland  21045-1951

KeyCorp Real Estate Capital Markets, Inc.
d/b/a Key Commercial Mortgage
911 Main Street
Suite 1500
Kansas City, Missouri  64105

ARCap Special Servicing, Inc.
5605 N. MacArthur Boulevard
Suite 950
Irving, Texas  75038

NCB, FSB
1725 Eye Street, N.W.
Washington, D.C.  20006

National Consumer Cooperative Bank
1725 Eye Street, N.W.
Washington, D.C.  20006

Standard & Poor's Ratings Services,
  a division of The McGraw-Hill Companies, Inc.
55 Water Street
New York, New York  10041

Moody's Investors Service, Inc.
99 Church Street
New York, New York  10007



                                     D-2A-4

                                  EXHIBIT D-2B

    FORM OF OPINION OF SIDLEY AUSTIN BROWN & WOOD LLP, SPECIAL COUNSEL TO THE
                                     SELLER,
                           PURSUANT TO SECTION 7(vii)


                                  May 16, 2002


To the Parties Listed on Annex A:

            Re: Credit Suisse First Boston Mortgage Securities Corp., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-CKN2

Ladies and Gentlemen:

            We have acted as special counsel to Column Financial, Inc. ("COLUMN") with respect to certain matters in connection with the sale by Column, and the purchase by Credit Suisse First Boston Mortgage Securities Corp. ("CSFBMSC"), of a segregated pool of multifamily and commercial mortgage loans (the "MORTGAGE LOANS"), pursuant to that certain Mortgage Loan Purchase Agreement dated as of May 2, 2002 (the "AGREEMENT"), between Column and CSFBMSC.

            This opinion letter is being provided to you pursuant to SECTION 7(vii) of the Agreement. Capitalized terms that are used, but not defined, herein have the respective meanings set forth in, or otherwise assigned to them pursuant to, the Agreement.

            For purposes of this opinion letter, we have reviewed the Agreement. In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for the opinions contained in this letter; we have obtained such certificates from and made such inquiries of officers and representatives of the parties to the Agreement and public officials as we have deemed relevant or necessary as the basis for such opinions; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the opinions contained herein are based.

            In rendering this opinion letter, we have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Agreement, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of each of the parties to the Agreement and the valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii) except to the extent expressly addressed by our opinions below, the power and authority of all parties to the Agreement to enter into, perform under and consummate the transactions contemplated by the Agreement, without any resulting conflict with or violation of the organizational documents of any such party or with or of any law, rule, regulation, order, writ or decree applicable to any such party or its assets, and without any resulting default under or breach of any other agreement or instrument by which any such party is bound or which is applicable to it or its assets, (viii) the due authorization by all necessary action, and the due execution and delivery, of the Agreement by the



                                     D-2B-1
parties thereto, (ix) except to the extent expressly addressed by our opinions below, the constitution of the Agreement as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, and (x) the absence of any other agreement that supplements or otherwise modifies the intentions and agreements of the parties to the Agreement, as expressed therein.

            Our opinions set forth below with respect to the enforceability of the Agreement or any particular right or obligation under the Agreement are subject to: (1) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealing and the doctrine of estoppel; (2) the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law; (3) the effect of certain laws, rules, regulations and judicial and other decisions upon the enforceability of (a) any provision that purports to waive (i) the application of any federal, state or local statute, rule or regulation, (ii) the application of any general principles of equity or (iii) the obligation of diligence, (b) any provision that purports to grant any remedies that would not otherwise be available at law, to restrict access to any particular legal or equitable remedies, to make any rights or remedies cumulative and enforceable in addition to any other right or remedy, to provide that the election of any particular remedy does not preclude recourse to one or more other remedies, to provide that the failure to exercise or the delay in exercising rights or remedies will not operate as a waiver of such rights or remedies, to impose penalties or forfeitures, or to provide for set-off in the absence of mutuality between the parties, (c) any provision that purports to release, exculpate or exempt a party from, or indemnify a party for, liability for any act or omission on its part that constitutes negligence, recklessness or willful or unlawful conduct, (d) any provision that purports to govern matters of civil procedure, including any such provision that purports to establish evidentiary standards, to waive objections to venue or forum, to confer subject matter jurisdiction on any court that would not otherwise have such jurisdiction or to waive any right to a jury trial, or (e) any provision that purports to render unenforceable any modification, waiver or amendment that is not executed in writing, to sever any provision of any agreement, to appoint any person or entity as the attorney-in-fact of any other person or entity or to provide that any agreement or any particular provision thereof is to be governed by or construed in accordance with the laws of any jurisdiction other than the State of New York;
(4) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and other similar laws affecting the rights of creditors or secured parties generally; and (5) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of any provision of the Agreement that purports or is construed to provide indemnification with respect to securities law violations.

            In rendering this opinion letter, we do not express any opinion concerning the laws of any jurisdiction other than the laws of the State of New York and, where expressly referred to below, the federal laws of the United States of America (without regard to conflicts of law principles). In addition, we do not express any opinion with respect to (i) the tax, securities or "doing business" laws of any particular jurisdiction, including, without limitation, the State of New York, or (ii) any law, rule or regulation to which Column may be subject as a result of any other person's or entity's legal or regulatory status or any such other person's or entity's involvement in the transactions contemplated by the Agreement. Furthermore, we do not express any opinion with respect to any matter not expressly addressed below.


                                     D-2B-2

            Based upon and subject to the foregoing, we are of the opinion that:

            1. The Agreement constitutes a valid, legal and binding agreement of Column, enforceable against Column in accordance with its terms.

            2. No consent, approval, authorization or order of any federal or State of New York court or governmental agency or body is required for the consummation by Column of the transactions contemplated by the Agreement, except for those consents, approvals, authorizations or orders that previously have been obtained.

            3. Column's execution, delivery and performance of the Agreement will not in any material respect conflict with or result in a material violation of any federal or State of New York statute or regulation of general applicability in transactions of the type contemplated by the Agreement.

            The opinions expressed herein are being delivered to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the legal analysis or conclusions contained herein. This opinion letter is solely for your benefit in connection with the closing of Column's sale of the Mortgage Loans to CSFBMSC, pursuant to the Agreement, and may not be relied on in any manner for any other purpose or by any other person or transmitted to any other person without our prior consent.

                                    Very truly yours,






                                     D-2B-3

                                     ANNEX A

Credit Suisse First Boston Mortgage
  Securities Corp.
Eleven Madison Avenue
New York, New York  10010-3629

Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, New York  10010-3629

Lehman Brothers Inc.
399 Park Avenue
New York, New York 10022

Wells Fargo Bank Minnesota, N.A.
9062 Old Annapolis Road
Columbia, Maryland  21045-1951

Moody's Investors Service, Inc.
99 Church Street
New York, New York  10007

Standard & Poor's Ratings Services, a division
  of The McGraw-Hill Companies, Inc.
55 Water Street
New York, New York 10041





                                     D-2B-4

                                  EXHIBIT D-2C

    FORM OF LETTER OF SIDLEY AUSTIN BROWN & WOOD LLP, SPECIAL COUNSEL TO THE
                                     SELLER,
                            PURSUANT TO SECTION 7(ix)


                                  May 16, 2002


To the Parties Listed on Annex A hereto:

          Re: Credit Suisse First Boston Mortgage Securities Corp. Commercial MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-CKN2

Ladies and Gentlemen:

            We have acted as special counsel to Column Financial, Inc. ("COLUMN") and Credit Suisse First Boston Mortgage Securities Corp. (the "DEPOSITOR") with respect to certain matters in connection with the following transactions (collectively, the "TRANSACTIONS"):

                  (i) the filing by the Depositor of a registration statement on Form S-3 (No. 333-53012) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "COMMISSION"), for purposes of registering under the Securities Act of 1933, as amended (the "SECURITIES ACT"), certain offerings of mortgage pass-through certificates evidencing interests in trust funds established by the Depositor;

                  (ii) the sale by Column, and the purchase by the Depositor, of a segregated pool of multifamily and commercial mortgage loans (collectively, the "COLUMN MORTGAGE LOANS"), pursuant to the Mortgage Loan Purchase Agreement, dated as of May 2, 2002 (the "COLUMN MORTGAGE LOAN PURCHASE AGREEMENT"), between Column as seller and the Depositor as purchaser;

                  (iii) the sale by KeyBank National Association ("KEYBANK"), and the purchase by the Depositor, of a second segregated pool of multifamily and commercial mortgage loans (collectively, the "KEYBANK MORTGAGE LOANS"), pursuant to the Mortgage Loan Purchase Agreement dated as of May 2, 2002 (the "KEYBANK MORTGAGE LOAN PURCHASE AGREEMENT"), between KeyBank as seller and the Depositor as purchaser;

                  (iv) the sale by National Consumer Cooperative Bank ("NCB"), and the purchase by the Depositor, of a third segregated pool of multifamily and commercial mortgage loans (collectively, the "NCB MORTGAGE LOANS"), pursuant to the Mortgage Loan Purchase Agreement dated as of May 2, 2002 (the "NCB MORTGAGE LOAN PURCHASE AGREEMENT"), between NCB as seller and the Depositor as purchaser;

                  (v) the sale by NCB Capital Corporation ("NCBCC"), and the purchase by the Depositor, of a fourth segregated pool of multifamily and commercial mortgage loans (collectively, the "NCBCC MORTGAGE LOANS"), pursuant to the Mortgage Loan Purchase


                                     D-2C-1

      Agreement dated as of May 2, 2002 (the "NCBCC MORTGAGE LOAN PURCHASE AGREEMENT"), between NCBCC as seller and the Depositor as purchaser;

                  (vi) the sale by NCB, FSB ("NCBFSB"), and the purchase by the Depositor, of a fifth segregated pool of multifamily AND commercial mortgage loans (collectively, the "NCBFSB MORTGAGE LOANS"), pursuant to the Mortgage Loan Purchase Agreement dated as of May 2, 2002 (the "NCBFSB MORTGAGE LOAN PURCHASE AGREEMENT"), between NCBFSB as seller and the Depositor as purchaser;

                  (vii) the creation of a commercial mortgage trust (the "TRUST"), and the issuance of an aggregate $918,137,952 Certificate Principal Balance of Commercial Mortgage Pass-Through Certificates, Series 2002-CKN2 (the "CERTIFICATES"), consisting of 22 classes designated Class A-X, Class A-Y, Class A-SP, Class A-1, Class A-2, Class A-3, Class B, Class C-1, Class C-2, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class R and Class V, pursuant to the Pooling and Servicing Agreement dated as of May 13, 2002 (the "POOLING AND SERVICING AGREEMENT"), among the Depositor as depositor, Key Corp Real Estate Capital Markets, Inc. d/b/a Key Commercial Mortgage as general master servicer, ARCap Special Servicing, Inc. as general special servicer, NCBFSB as co-op master servicer, NCB as co-op special servicer and Wells Fargo Bank Minnesota, N.A. as trustee (the "TRUSTEE");

                  (viii) the transfer of the Column Mortgage Loans, the KeyBank Mortgage Loans, the NCB Mortgage Loans, the NCBCC Mortgage Loans and the NCBFSB Mortgage Loans (collectively, the "MORTGAGE LOANS") by the Depositor to the Trust, pursuant to the Pooling and Servicing Agreement, in exchange for the Certificates being issued to or at the direction of the Depositor; and

                  (ix) the sale by the Depositor, and the purchase by Credit Suisse First Boston Corporation ("CSFB CORPORATION") and Lehman Brothers Inc. (collectively, in such capacity, the "UNDERWRITERS") of the Class A-1, Class A-2, Class A-3, Class B, Class C-1, Class C-2 and Class D Certificates (collectively, the "PUBLICLY OFFERED CERTIFICATES"), pursuant to the Underwriting Agreement dated as of May 2, 2002 (the "UNDERWRITING AGREEMENT"), between the Depositor and CSFB Corporation, as representative of the Underwriters.

            The Pooling and Servicing Agreement, the Underwriting Agreement, the Column Mortgage Loan Purchase Agreement, the KeyBank Mortgage Loan Purchase Agreement, the NCB Mortgage Loan Purchase Agreement, the NCBCC Mortgage Loan Purchase Agreement and the NCBFSB Mortgage Loan Purchase Agreement are collectively referred to herein as the "AGREEMENTS". Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement and, to the extent not defined therein, in the other Agreements.

            For the purposes of this letter, we have reviewed: the Agreements; the Registration Statement; the Prospectus, dated May 2, 2002, relating to publicly offered mortgage pass-through certificates evidencing interests in trust funds established by the Depositor (the "BASIC PROSPECTUS"); and the Prospectus Supplement, dated May 2, 2002, specifically relating to the Trust and the Publicly Offered Certificates (the "PROSPECTUS SUPPLEMENT"; and, together with the Basic Prospectus, the "PROSPECTUS"). In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such other documents and records as we have deemed relevant or necessary as the basis for rendering this letter; we have obtained such certificates from and made such inquiries of officers and


                                     D-2C-2
representatives of the parties to the Agreements and public officials as we have deemed relevant or necessary as the basis for rendering this letter; and we have relied upon, and assumed the accuracy of, such other documents and records, such certificates and the statements made in response to such inquiries, with respect to the factual matters upon which the statements made in this letter are based. We have also assumed (i) the truthfulness and accuracy of each of the representations and warranties as to factual matters contained in the Agreements, (ii) the legal capacity of natural persons, (iii) the genuineness of all signatures, (iv) the authenticity of all documents submitted to us as originals, (v) the conformity to authentic originals of all documents submitted to us as certified, conformed or photostatic copies, (vi) the due organization of all parties to each of the Agreements and the valid existence of each such party in good standing under the laws of its jurisdiction of organization, (vii) the due authorization by all necessary action, and the due execution and delivery, of the Agreements by the parties thereto, (viii) the constitution of each of the Agreements as the legal, valid and binding obligation of each party thereto, enforceable against such party in accordance with its terms, (ix) compliance with the Agreements by the parties thereto, (x) the conformity, to the requirements of the Column Mortgage Loan Purchase Agreement, the KeyBank Mortgage Loan Purchase Agreement, the NCB Mortgage Loan Purchase Agreement, the NCBCC Mortgage Loan Purchase Agreement, the NCBFSB Mortgage Loan Purchase Agreement, the Pooling and Servicing Agreement, of the Mortgage Notes, the Mortgages and the other documents delivered to the Trustee by, on behalf of, or at the direction of, the Depositor, Column, Keybank, NCB, NCBCC and NCBFSB, (xi) the conformity of the text of each document filed with the Commission through the Commission's Electronic Data Gathering, Analysis and Retrieval System to the printed documents reviewed by us, and (xii) the absence of any other agreement that supplements or otherwise modifies the intentions and agreements of the parties to the Agreements, as expressed therein. In making the statements set forth below, we do not express any view concerning the laws of any jurisdiction other than the federal laws of the United States of America.

            We are delivering this letter in our capacity as special counsel to the Depositor and Column. In the course of our acting in such capacity, we have generally reviewed and discussed with certain representatives of the Depositor, Column, the Underwriters and the other parties to the Agreements and their respective counsel (in addition to us) the information set forth in the Registration Statement and the Prospectus, other than any documents or information included therein solely by incorporation by reference (all such documents and information so incorporated by reference shall be referred to herein as the "EXCLUDED INFORMATION"), and we have reviewed certain loan summaries prepared by Column or an affiliate of Column in respect of the Column Mortgage Loans. While we have made no independent check or verification of, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of the foregoing, nothing has come to our attention that causes us to believe that (a) the Registration Statement (exclusive of the Excluded Information therein, as to which we express no view or belief), as of its effective date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Prospectus (exclusive of the Excluded Information therein, as to which we express no view or belief), as of the date of the Prospectus Supplement or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that we express no view or belief as to (x) any financial statements, schedules and/or other numerical, financial or statistical data set forth or referred to therein or omitted therefrom, (y) any information contained in or omitted from the Prospectus regarding the nature and characteristics of the KeyBank Mortgage Loans, the NCB Mortgage Loans, the NCBCC Mortgage Loans or the NCBFSB


                                     D-2C-3

Mortgage Loans and/or the Borrowers and Mortgaged Properties relating to such Mortgage Loans or (z) any information contained in or omitted from the computer diskette that accompanies the Prospectus. In that connection, we advise you that we have relied, to the extent that we may properly do so in the discharge of our professional responsibilities as experienced securities law practitioners, upon the judgment and statements of officers and representatives of the Depositor and Column in connection with the determination of materiality.

            When used in this letter, the term "attention" or words of similar import mean the conscious awareness of facts or other information of the Sidley Austin Brown & Wood LLP attorneys currently practicing law with this firm who have been involved in any material respect in representing the Depositor and/or Column in connection with the Transactions. We call to your attention that, with your knowledge and consent, except as described above, such Sidley Austin Brown & Wood LLP attorneys have not examined or otherwise reviewed any of the Mortgage Files, any particular documents contained in such files or any other documents with respect to the Mortgage Loans for purposes of delivering this letter.

            The statements set forth herein are being made to you as of the date hereof, and we assume no obligation to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the views or beliefs expressed herein. This letter is being delivered solely for the benefit of the persons to which it is addressed in connection with the Transactions. It may not be quoted, filed with any governmental authority or other regulatory agency or otherwise circulated or utilized for any other purpose without our prior written consent.

                                    Very truly yours,







                                     D-2C-4

                                     ANNEX A

Credit Suisse First Boston Mortgage
  Securities Corp.
Eleven Madison Avenue
New York, New York  10010-3629

Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, New York  10010-3629

Lehman Brothers Inc.
399 Park Avenue
New York, New York 100223





                                     D-2C-5